Exhibit 10.13(a)

EXCLUSIVE CONSULTING SERVICES AND OPERATING AGREEMENT
排他咨询服务和运营协议

This Exclusive Consulting Services and Operating Agreement (this "Agreement") is dated September 2, 2011, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and between Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. ("Party A"), Pingdingshan Xulong Renewable Resource Co., Ltd. ("Party B"), and the undersigned shareholders of Party B (each a "Shareholder" and collectively the "Shareholders"). Party A, Party B and the Shareholders are sometimes referred to individually as a "Party" and collectively as the "Parties."

本排他咨询服务和运营协议（以下称为"本协议"）于2011年9月2日在中华人民共和国（以下称为"PRC"或"中国"）河南省平顶山市，由郑州市兴德企业管理咨询有限公司（以下称为"甲方"）；平顶山市旭龙再生资源有限公司（以下称为"乙方"）;以及以下签字的乙方股东（各股东分别或统称为"股东"）协商一致签署。甲方、乙方和股东各自称为"一方"，总称为"各方"。

RECITALS
前言

(1) Party A, a company incorporated in the PRC as a foreign invested enterprise, specializes in technical consulting for construction project and consulting services for enterprise management;

甲方为根据中国法成立的外商独资企业，专业开展建筑工程技术咨询、企业管理咨询；

(2) Party B is mainly engaged in the production and sales of bricks, road curb bricks, running track bricks, water permeable bricks; the recycling of waste resources and metals; the transportation for general goods; clean-up and transportation of construction waste within planning areas (collectively the "Business");

乙方主要从事生产和销售砌块砖、道路道牙砖、跑步砖、透水砖；废弃资源及金属的回收；道路普通货物运输；城市规划区内建筑垃圾清理、运输（以下统称为"业务"）；

(3) The Shareholders collectively hold 100% of the issued and outstanding equity interests of Party B (collectively the "Equity Interests");

乙方股东合计持有乙方已发行股权的100%（以下统称为"股权"）；

(4) The Parties desire that Party A provide Party B with consulting and other relevant services in connection with the Business; and

各方期望甲方提供技术咨询服务和其他与乙方从事业务相关的服务给乙方；与

(5) The Parties are entering into this Agreement to set forth the terms and conditions under

which Party A shall provide such consulting and other relevant services to Party B.

各方签订本协议以确定相关条款和条件，据于此，甲方将向乙方提供咨询以及其他相关服务。

NOW THEREFORE, the Parties agree as follows:

为此，各方签订以下协议，以资双方遵守：

1. DEFINITIONS (定义)

1.1 In addition to such terms as hereinabove defined, the following terms shall have the following meanings in this Agreement:

除非在本协议中另有规定，以下词组应具有以下含义：

"Affiliate," with respect to any Person, shall mean any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether by ownership of securities or partnership or other ownership interests, or by contract or otherwise);

"关联人"，指的是对于任何人而言，直接或者间接地予以控制的、或者被其控制、或者共同被他人控制的某人。在本定义中，控制指的是直接或者间接拥有，具有能力直接或者间接影响管理的方向和政策（不管是通过股份所有权还是通过合伙或者其他所有权权益，这种安排可以通过合同或者其他形式进行。）

"Encumbrance" shall mean any guarantee, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under recording or notice statute, and any lease having substantially the same effect as any of the foregoing);

"权利负担"指的是任何保证、抵押、质押、担保、转让、存款安排、权利负担，留置（法定或者其他），优惠，优先权或者任何其他性质种类的担保安排（包括但不限于任何有条件的出售或者其他所有权保留协议，根据法定形式签发的任何融资或者类似的申明或者通知，以及任何与前述安排具有实质性相同效果的租约）。

"Indebtedness" shall mean, as to any Person, any one of the following: (i) money borrowed by such Person (including principal, interest, fees and charges) for the deferred purchase price of any property or service, (ii) the face amount of all letters of credit issued to such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Encumbrance on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under any lease for which such

Person is the lessee, or (v) all contingent obligations (including, without limitation, all guarantees to third parties) of such Person;

"债务"指的是，对任何人而言，下述情况之一（i）所有因此类人的借款以便还清迟延支付的购买财产价款或者服务费而产生的债务（包括本金，利息，费用和收费），（ii）所有应当由此类人支付的信用证以及由此出具的票据的票面价值，（iii）任何由设置于此类人拥有的财产之上的担保的责任，不管此类人是否承担了这些责任，（iv）此类人作为租赁人应当支付的租约总金额，或（v）所有此类人的或有债务（包括但不限于向所有第三方作出的担保）；

"Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization, entity or other organization or any government body;

"人"，指的是任何个人，公司，自愿性的组织，合伙，合资企业，信托，非公司型组织，团体或者其他组织和政府机构。

"Services" means the services to be provided under the Agreement by Party A to Party B, as more specifically described in Section 2.

"服务"指的是本协议下，由甲方向乙方提供的服务，由第二条详细解释。

"Services Fee" shall be as defined in Section 4.1;

"服务费"由第 4.1 条进行定义。

1.2 The headings in this Agreement shall not affect the interpretation of this Agreement.

本协议中的标题不应当影响对本协议的解释。

2. RETENTION AND SCOPE OF SERVICES (聘用和服务范围)

2.1 Party B hereby agrees to appoint Party A, and Party A hereby accepts such appointment, to provide to Party B services in relation to the current and proposed operations of the Business pursuant to the terms and conditions of this Agreement (collectively the "Services"). The Services shall include, without limitation:

乙方在此同意任命甲方，并且甲方依据本协议规定的条款，接受聘用，向乙方在中国正在开展或者即将开展的业务提供相关服务 （以下统称为"服务"）。服务包括但不限于：

(a) General Business Operation. General advice and assistance relating to the management and operation of the Business;

一般业务经营。提供和管理、运行与乙方业务相关的一般咨询服务和协助；

(b) Human Resources.

人力资源。

(i) General advice and assistance relating to the staffing of Party B, including assistance in the recruitment, employment and secondment of management and administrative personnel and staff of Party B;

为乙方的人事提供一般建议和协助，包括乙方管理人员、行政人员与普通员工的招募、雇用、借调等；

(ii) Training of management and administrative personnel and staff;

提供管理层、行政人员和员工的培训；

(iii) Assistance with the establishment of an efficient payroll management system; and

协助建立健全的薪金管理体系；与

(iv) Assistance in the reallocation of Party B's management personnel and staff;

协助乙方进行管理人员和员工的重新安置；

(c) Business Development. Advice and assistance in the growth and development of the Business, including without limitation:

业务发展。对乙方的业务发展提供建议和协助，包括但不限于：

(i) Access to facilities of information technology of Party A;

允许使用甲方的信息技术装置；

(ii) Access to know-hows of Party A;

允许使用甲方的技术诀窍；

(iii) Daily management, maintenance and update of customer and supplier databases of Party B;

乙方客户和供应商数据库的日常管理、维护、更新；

(iv) Collection and analysis of relevant marketing and technical information for Party B;

协助乙方进行有关的市场和技术信息收集和调研；

(v) Creation and development of marketing strategies for Party B;

协助乙方进行市场推广的创意策划；

(d) Other. Such other advice and assistance as may be agreed upon by the Parties.

其他。双方同意的建议和协助。

2.2 Exclusive Provider of the Services. During the term of this Agreement, Party A shall be the exclusive provider of the Services. Party B shall not seek or accept similar services from other providers without the prior written approval of Party A.

排他性的服务提供者。在本协议有效期间，甲方应当是排他性的服务提供者。除非获得了甲方事先书面同意，乙方不可以寻求或者接受来自其他服务提供者类似的服务。

2.3 Intellectual Property Rights Related to the Services. Party A shall own all intellectual property rights developed or discovered in the course of providing Services, or derived from the provision of the Services. Such intellectual property rights shall include patents, trademarks, trade names, copyrights and application rights with respect to any of the foregoing, research and technical documents and materials, and other related intellectual property rights including the right to license or transfer such intellectual property rights. If Party B requires the use of Party A's intellectual property rights, Party A agrees to grant such intellectual property rights to Party B on terms and conditions to be set forth in a separate agreement.

有关服务的知识产权。在提供服务过程中，甲方应当拥有所有由服务产生的通过开发和研究获得的知识产权。此类知识产权应当包括专利、商标、商号、版权和与前述知识产权相关的专利申请权、版权或者商标申请权，研究及技术文件资料，以及其他有关的知识产权（包括许可、转让此类知识产权的权利）。如果乙方要求使用甲方的知识产权，甲方应当通过和乙方签订独立的协议授予乙方此类权利。

2.4 Pledge. Party B shall permit and cause each of the Shareholders to pledge his or her portion of the Equity Interests to Party A to secure Party B's performance of its obligations under this agreement, including the payment of the Services Fee.

质押。乙方应当允许和促使乙方股权所有人向甲方出质其在乙方的股权份额以便保证乙方向甲方履行本协议项下的义务，包括支付咨询服务费。

3. OPERATION OF THE BUSINESS (运营)

3.1 To ensure Party B's performance of its obligations under this Agreement and any other agreement between Party A and Party B, Party B and the Shareholders hereby jointly agree that Party B shall not, without the prior written consent of Party A, conduct any transaction which may materially affect the assets, obligations, rights or the operations of Party B (other than in the course of Party B's normal business operation and such liens as may be obtained by relevant counter parties in connection therewith). Such transactions shall include, without limitation, the following:

为保证乙方履行本协议项下的义务和甲乙双方之间达成的其他协议,乙方及其股东在此一致同意除非事先获得来自甲方的书面同意，乙方不应当进行任何能够实质性影响乙方财产、义务、权利或者经营的那些交易（排除乙方进行日常的业务活动以及相对方由此获得的担保权）。那些交易应包括但不局限于以下情形：

(a) Borrowing money from any third party or assuming any debt;

向任何第三方借款或者承担任何债务；

(b) Selling or acquiring from any third party any asset or right, including, but not limited to, any intellectual property right;

向任何第三方出售（或者购得）任何财产或者权利，包括但不限于任何知识产权；

(c) Using its assets or intellectual property rights to provide any guarantee to any third party;

以其拥有的财产和知识产权向任何第三方提供担保；

(d) Assigning its business agreements to any third party;

向任何第三方转让业务合同；

(e) Removing or changing its directors or senior executive officers;

撤换或变更董事或高级管理人员；

(f) Amending its Articles of Association or changing its business scope; or

修改公司章程或改变经营范围；或者

(g) Changing its ordinary business procedure or revising any material internal rule.

改变正常的业务程序或修改重大内部规章制度。

3.2 To further ensure Party B's performance of its obligations under this Agreement and under any other agreement between Party A and Party B, Party B and the Shareholders shall accept the corporate policies provided by Party A with respect to daily operations and financial management of Party B, and the employment and dismissal of its employees.

为进一步保证乙方履行本协议项下的义务以及甲方和乙方之间达成的其他协议，乙方及其股东在此一致同意接受甲方提供的有关乙方的日常经营，财政安排和乙方员工的解雇和雇佣的公司的政策的建议。

3.3 The Shareholders shall appoint such individuals as recommended by Party A to be directors of Party B, and shall appoint members of Party A's senior management or their designees as Party B's General Manager, Chief Financial Officer, and other senior executive officers, which appointments shall be accepted by Party B. If any member of Party A's senior management appointed pursuant to this Section 3.3 leaves his or her position with, or is dismissed by, Party A, he or she shall no longer be qualified to take any position with Party B, and the Shareholders shall appoint another member of Party A's senior management or designee to take his or her place. The person recommended by Party A in accordance with this Section 3.3 shall have the qualifications that commensurate with the position that he or she is to be appointed to.

股东应当任命甲方推荐的人员担任乙方的董事，且应当任命甲方的高级经理人员或其指定的人担任乙方的总经理、首席财务官和其他公司的高级主管，乙方应当接受上述任命。如果以上任何根据 3.3 条款任命的甲方高级主管被甲方解雇或者自动离职，他/她自动丧失其在乙方担任职位的资格，并且股东应当另行任命甲方高级管理人员或其指定的人担任相关职务。甲方依照本协议 3.3 条款推荐的人员应当符合其担任的职务的资质规定。

3.4 In consideration of the foregoing provisions of this Section 3, Party A agrees, subject to Party B's performance of its obligations under this Agreement and any other agreement between Party A and Party B, to act as Party B's guarantor in connection with such contracts, agreements and transactions that Party B may enter into with a third party, and to provide full guarantee for the performance of such contracts, agreements or transactions by Party B. For the avoidance of doubt, Party A shall, at its sole discretion, have the right, but not the obligation, to provide such guarantee for Party B. Upon Party A's assumption of any such guarantor liability, Party B shall, as a counter-guarantee, pledge all of its operating assets, including accounts receivable, to Party A, and shall, along with the Shareholders, take all necessary actions (including, but not limited to, executing relevant documents and commencing relevant registrations) to carry out such counter-guarantee. If Party A elects not to provide such guarantee, Party A shall issue a written notice to Party B immediately and Party B may then seek such guarantee from a third party.

鉴于本协议条款 3 的规定，甲方同意，根据甲方本协议项下的义务的履行和甲乙双方签署的其他协议的规定，在乙方作为第三方参与的合同、协议和交易中担任乙方

的担保人，保证甲方将充分履行该合同、协议和交易下的义务。为避免疑问，甲方拥有权利（非义务）依据自身判断向乙方提供合适的担保。如果甲方承担该保证责任，乙方作为被保证人，应当将自己所有的营业资产，包括应收账款质押给乙方，并且应当与股东一起采取行动（包括但不限于执行相关文件和进行相关登记）实施反担保。如果甲方决定不提供此类担保，那么甲方应当立即向乙方发出书面通知并且乙方可以寻求其他第三方获得此类担保。

4. PAYMENT (支付)

4.1 <u>General</u>.

普通条款。

(a) In consideration of the Services to be provided by Party A hereunder, Party B shall pay a consulting services fee to Party A during the term of this Agreement (the "<u>Services Fee</u>"), payable each quarter, equal to all of Party B's net profit after tax payment for such quarter based on the quarterly financial statements provided under Section 6.1 below. Such quarterly payment shall be made within fifteen (15) days after receipt by Party A of the financial statements referenced above.

就甲方提供的服务，乙方应当在本协议有效期间向甲方支付咨询服务费（以下简称"咨询服务费"）。该费用每季度支付。依据以下第 6.1 条规定由乙方提供的季报，该费用应当和乙方该季度税后净利润相等。该费用应当在甲方收到以上财务报表 15 天内支付。

(b) Party B shall permit, from time to time during regular business hours as reasonably requested by Party A, its agents or representatives (including independent public accountants, which may be Party B's independent public accountants), (i) to conduct periodic audits of the financial books and records of Party B, (ii) to examine and make copies and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Party B, (iii) to visit the offices and properties of Party B for the purpose of examining such materials described in clause "(ii)" above, and (iv) to discuss matters relating to the performance by Party B hereunder with any of the officers or employees of Party B having knowledge of such matters. Party A may exercise the audit rights described herein at any time, provided that Party A provides a ten (10) day written notice to Party B specifying the scope, purpose and duration of such audit. All such audits shall be conducted in such a manner as to minimize any disruption to Party B's normal operations.

乙方应当允许，在通常的工作时间，根据甲方或者其代理人或者代表的要求（包含独立的注册会计师，其可能是乙方的独立的注册会计师）(i) 对乙方的账簿和财务记录进行审计，(ii) 对乙方持有的或管理的所有的账簿，财务记录和文件进行摘要，检查和备份（包括但不限于电脑磁盘和磁带），(iii) 造访乙方的办公场所和财产以便对上述"(ii)"中的材料进行审查，(iv)和乙方了解情况的雇员讨论乙方的经营活动。甲方可以

在任何时间行使本条规定的审计权，只要提前十天向乙方提供书面的通知确定审计的范围，目的和持续时间即可。所有此类的审计应当将对乙方一般的经营活动影响降到最小。

4.2 Party B shall not be entitled to set off any amount it may claim is owed to it by Party A against any Services Fee payable by Party B to Party A unless Party B first obtains Party A's prior written consent.

乙方不应当把其应当向甲方支付的咨询服务费和甲方可能的欠款自行抵消，除非乙方已获得了甲方的书面同意。

4.3 The Services Fee shall be paid in Chinese Renminbi ("RMB") by telegraphic transfer to Party A's bank account, or to such other account or accounts as may be specified in writing from time to time by Party A.

咨询服务费应当以人民币(以下简称"RMB")通过电汇的方式汇至甲方账户，或者其他甲方在任何时间通过书面确定的其他账户。

4.4 Should Party B fail to timely pay all or any part of the Services Fee, Party B shall pay to Party A interest in RMB of the amount unpaid on the relevant due date based on the three-month lending rate for RMB published by the Bank of China, which interest shall be payable when the Services Fee is actually paid.

如果乙方没有在规定的期间内，支付全部或者部分咨询服务费，乙方应当向甲方支付未付款项的人民币利息；相关利息的支付应当依据中国银行公布的同期银行三个月贷款利率。该利息应于咨询服务费实际支付时一同支付。

4.5 All payments to be made by Party B hereunder shall be made free and clear and without any consideration of tax deduction, unless Party B is required to make such payment subject to the deduction or withholding of tax.

所有本条规定的乙方的支付义务不包含任何扣除和税负考虑，除非乙方被要求在扣除后或者代扣税后进行支付。

5. <u>FURTHER TERMS OF COOPERATION</u> (进一步合作条款)

All business revenue of Party B shall be directed in full by Party B into bank account(s) supervised by Party A.

乙方全部的商业收入都应归入甲方监管的银行账户内。

6. <u>UNDERTAKINGS OF PARTY B</u> (乙方保证)

Party B hereby agrees that, during the term of the Agreement:

乙方在此同意，在本协议有效期间：

6.1 Information Covenants. Party B shall provide to Party A:

信息条款。乙方将提供甲方：

(a) Preliminary Monthly Reports. Within five (5) days after the end of each calendar month, Party B's preliminary income statements and balance sheets as of the end of such calendar month, prepared in accordance with the generally accepted accounting principles of the PRC.

初期月报。每公历月度的满后五天内，乙方依据中国公认会计原则制作的月收入报表和资产负债表。

(b) Final Monthly Reports. Within ten (10) days after the end of each calendar month, a final report from Party B on the financial and business operations of Party B as of the end of such calendar month, setting forth the comparison of financial and operation figures for the corresponding period in the preceding financial year, in each case prepared in accordance with generally accepted accounting principles of the PRC.

最后月报。在每个公历月度结束后十天之内，乙方制作的，用以说明其财务状况、经营成绩、以及与往年同期的比较的报表，该报表依据中国公认会计原则制作。

(c) Quarterly Reports. Within forty-five (45) days after each quarter during a fiscal year, the unaudited statements of income, retained earnings and changes in financial positions of Party B and its subsidiary(s), if any, for such quarter and for the period from the beginning of such fiscal year to the end of such quarter, and the related balance sheet as of the last day of such quarter , presented in each case on consolidated and consolidating basis and setting forth comparisons of the actual figures for such quarter with budgeted figures and with figures for the corresponding period in the preceding fiscal year (collectively the "Financial Statements"), accompanied by a certificate of Party B's Chief Financial Officer certifying that the Financial Statements fairly represent the financial conditions and results of operations of Party B and its subsidiary(s), if any, in accordance with the general accepted accounting principles of the PRC for such Quarterly Period (subject to normal year-end audit-related adjustments).

季报。在每季度结束后 45 天内（如下定义）制作的，乙方及其子公司（如有）每季度及从每财务年度的开始到每财务年度的终止未审计的收入报表，未分配利润和财务状况的变化的报表及相关季度内资产负债表，并且以该季度内实际发生金额和预算金额比照和与去年同期的相关报表列于一处的形式呈现（以下统称为"财务报表"），相关报表应有乙方首席财务官的证明。该证明应当申明财务报表依法提供了乙方及其子公司（如有）财务状况和经营业绩，并且该报表的制作符合中国公认会计原则（相关数据应以年度审计的调整和相关已审计的财务报表为准）。在本协议中，"a Quarterly Period"的含义是：每年三月份，六月份，九月份和十二月份的最后一天，第一次 Quarterly Period 应当是本协议签订日后的以上月份的最后一天。如果上述日期在中国不是营业日，那么相关日

期应推迟到此后的第一个营业日。

(d) Annual Audited Accounts. Within ninety (90) days after the end of each fiscal year, Party B's annual audited accounts (setting forth in each case the comparison of the corresponding figures for the preceding fiscal year), shall be prepared in accordance with the generally accepted accounting principles of the PRC.

年度审计。每会计年度结束后九十天之内，乙方年度审计账目（以比较形式与去年同期进行对比）应以中国公认会计原则制作。

(e) Budgets. At least ninety (90) days prior to the beginning of each fiscal year, Party B shall prepare a budget in a form satisfactory to Party A (including budgeted statements of income and sources and uses of cash and balance sheets) for each quarter of such fiscal year accompanied by the statement of Party B's Chief Financial Officer, to the effect that, to the best of his or her knowledge, such budget is a reasonable estimate for such fiscal year.

预算。每财务年度开始前 90 天，乙方应当准备以甲方能够接受的形式制作的预算（包括预算收入、资金来源、用途和资产负债表）。该预算应当包括每财务年度季度预算。该预算应由乙方首席财务官根据其所知申明并确定的对对财政年度的一个季度的合理的估计。

(f) Notice of Litigation. A notice pursuant to Section 13, within one (1) business day of obtaining the knowledge of any litigation or governmental proceeding pending against Party B or any other event which is likely to materially adversely affect the business, operations, property, assets, condition or prospects of Party B.

诉讼通知。在任何情况下，甲方应当在获悉情况后的一个工作日内通知乙方（i）任何尚未了结的诉讼或者政府行政程序即将对乙方的业务、经营、财产或者财务状况或者乙方未来的发展产生重大不利影响，并且（ii）任何其他有可能对乙方上述方面产生重大不利影响的情况。

(g) Other Information. From time to time, such other information or documents as Party A may reasonably request.

其他情况。其他甲方不时合理要求的信息和文件(财务或者其他方面)。

6.2 Books and Records. Party B shall keep accurate books and records of its business activities and transactions in accordance with the generally accepted accounting principles of the PRC and all other legal requirements.

账簿、财务记录。乙方应当保留相关账簿和财务记录，该记录应当完整，真实，并且准确地按照中国公认会计原则以及所有法律的要求制作。

6.3 Corporate Franchises. Party B shall do or cause to be done, all things necessary

to preserve and keep in full force and effect its existence and maintain its material rights and licenses.

公司特许。乙方应当尽全力，保持其拥有的重大权利、特许和许可的存在和效力。

6.4 Compliance with Laws. Party B shall abide by all applicable laws, regulations and orders of all relevant governmental administration, in respect to its business and the ownership of its property, including, without limitation, maintenance of valid and proper governmental approvals and licenses necessary to provide the services, unless such noncompliance could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition or prospects of Party B.

遵守法律。乙方就其业务、财产所有权（包括但不限于保持有效和合适的政府审批和许可以便提供相关服务）应当遵守所有适用的法律、法规、政府机构的行政命令；除非此类不遵守，总体而言，对乙方的业务、经营、财产和财务状况及未来发展不会带来重大不利影响。

7. NEGATIVE COVENANTS (不作为保证)

Party B covenants and agrees that, during the term of this Agreement, without the prior written consent of Party A:

乙方同意并且保证，在本协议有效期间，在没有事先获得甲方书面同意的情况下：

7.1 Equity. Party B shall not issue, purchase or redeem any equity or debt, or equity or debt securities of Party B.

股权。乙方不会发行、购买或者回购任何乙方的股权或债权，或者股权或债权凭证。

7.2 Encumbrances. Party B shall not create, incur, assume or suffer to exist any Encumbrance upon or with respect to any of its property or assets (real or personal, tangible or intangible) whether existing or hereafter acquired, provided that the provisions of this Section 7.2 shall not prevent the creation, incurrence, assumption or existence of Encumbrances:

权利负担。乙方不会设定、招致、承担或者忍受任何加诸于其财产（动产或者不动产，有形或者无形）之上的权利负担，不管这类财产是现在拥有的还是之后获得的，但是本协议第 7.2 条没有阻止下列情况的产生、招致、承受或者存在权利负担：

(a) For taxes not yet due, or for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; and

为了未到期税款而设的权利负担，为了由善意及恰当程序提起争议的税款而设的权利负担且为此已建立足够的保留；以及

(b) As may be imposed by law, which were incurred in the ordinary course of business, and (i) which do not in the aggregate, materially detract from the value of Party B's property or assets or materially impair the use thereof in the operation of Party B's business or (ii) which are being contested in good faith by appropriate proceedings and proceedings which have the effect of preventing the forfeiture or sale of the property of assets subject to any such Encumbrance.

在通常业务中产生的，依法置于乙方财产之上的权利负担，并且（i）该权利负担不会在总体上重大减损此类财产的价值或者重大损害乙方在业务经营中对其的使用；或者（ii）此类权利负担通过合适的程序善意地进行，而此类程序依据该权利负担的效力具有防止相关财产丧失和出售的效力。

7.3 Consolidation, Merger, Sale of Assets, etc. Party B shall not (i) wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or (ii) convey, sell, lease or otherwise dispose of all or any part of its property or assets (or agree to do any of the foregoing at any future time) other than the sale of inventory and obsolete or uneconomical equipment in the ordinary course of business, or (iii) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business).

合并、兼并和资产出售等。乙方不会进行（i）清盘、清算或者解散，或者签订任何兼并合并协议、或者（ii）转让、出售、出租或者放弃（或者同意在未来进行任何前述的活动）所有或者其部分财产，除非是在正常交易过程中对存货的出售，淘汰或者损耗设备；或者（iii）购买或者另行获取（通过一次或者一系列相关联的交易行为）任何人的全部或者部分财产（除非通过正常的交易购买、获取任何存货、材料和设备）

7.4 Dividends. Party B shall not declare or pay any dividend, or return any capital, to the Shareholders, or authorize or make any other distribution, payment or delivery of property or cash to the Shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any share of any class of its capital stock now or hereafter outstanding (or any option or warrant issued by Party B with respect to its capital stock), or set aside any fund for any of the foregoing purposes.

分红。乙方不会宣布任何红利方案或者支付红利，不会向其股东退返任何资本，不会授权或者直接向股东进行任何分配、支付或者交付任何财产或者现金；回赎、撤资、购买或者直接或者间接通过支付对价的方式获取现在已发行或者以后将发行的任何种类的资本（或者乙方依据其股本发行之任何期权或者股权凭证），不会为了前述的目的拨留款项。

7.5 Leases. Party B shall make no payment (including, without limitation, any property tax) under agreements to rent or lease any real or personal property in excess of the amount budgeted by Party B under Section 6.1(e).

租约。乙方不应当签订总额高于任何一个会计年度超过甲方同意金额的任何动产不动产租约（包括但不限于任何作为租金之外的不动产税费）。

7.6 Indebtedness. Party B shall not contract, create, incur, assume or suffer to exist any indebtedness, except accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred in the ordinary course of business, which are to be repaid in full not more than one (1) year after the date on which such indebtedness is originally incurred.

债务。乙方不会签约、产生、招致、承受或者忍受相关债务的存在，除非：此类费用及应付款产生于通常的业务活动中，及产生于日常业务中乙方总还款期在一年以内的信用证。

7.7 Advances, Investment and Loans. Party B shall not lend money or grant credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that Party B may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms.

预付款、投资和借款。乙方不得出借、给予信用安排或者提供预付款给任何人，不得购买任何人的股权、义务或者证券及其相关利益，不得向任何人注资；除非：产生于通常的交易并且依照商业惯例是应当支付和履行的，乙方获得因此产生的应收账款。

7.8 Transactions with Affiliates. Party B shall not enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Party B, other than on terms and conditions substantially as favorable to Party B as would be obtainable by Party B at the time in a comparable arm's-length transaction with a Person other than an Affiliate. For the purpose of this Section 7.8, "Affiliate" shall include each of the Shareholders and (a) each individual who is, or who has at any time been, an officer, director or executive employee of Party B or its Affiliates; (b) each family member of the Shareholders and of the individuals referred to in clause "(a)" above; and (c) any Person that is an Affiliate of any one of the individuals referred to in clauses "(a)" and "(b)" above.

与关联方的交易。无论是否是日常经营的交易，乙方不得和乙方的任何关联方进行任何或者一系列相关联的交易。除非获得甲方的书面批准，并且相关交易根据和非关联方进行一般公平交易的比较，对乙方具有重大利益。为本 7.8 条款之目的，术语"关联方"指股东和（a）现任或在任何时间曾任乙方或其关联方的高管、董事或者管理职位员工的每个人；（b）股东及前述（a）人员的每个家庭成员；以及（c）在前述（a）项和（b）项中所指个人的关联方。

7.9 Capital Expenditures. Party B shall not make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which are capitalized in accordance with generally accepted accounting principles of the PRC and capitalized lease obligations) during any quarter of a fiscal year which exceeds the budgeted amount as provided under Section 6.1(e).

资本支出。在任何季度期间内，乙方不得为任何固定资产或者资本财产（包括但不限于依据中国公认会计原则资本化的维持和修理费支出和资本化的租赁支出）支出超过本协议 6.1 条约定的预算额度。

7.10 Modifications to Debt Arrangements, Agreements or Articles of Association. Party B shall not (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any existing Indebtedness or (ii) amend or modify, or permit the amendment or modification of, any provision of any existing Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing or (iii) amend, modify or change its Articles of Association or business license, or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock.

对于债权安排、协议或者章程的修改。乙方不会(i) 对于任何现存的债务进行任何自愿的、选择性的支付、预先的支付、回购或者获得。（包括但不限于为到期支付而在受托人处预存钱款或证券）(ii)对于现存的任何债务或者与此有关的任何协议进行修正、修改或者允许这种修正或者修改（包括但不限于任何购买协议、契约、贷款协议或者担保协议）。(iii)修正、修改或者改变其章程、营业执照、或者任何其签订的有关资本的协议；或者签订与其资本有关的新协议。

7.11 Line of Business. Party B shall not engage (directly or indirectly) in any business other than those types of business prescribed within the business scope of its business license.

业务行业。乙方不会（直接或者间接）从事乙方营业执照确定的业务范围以外的业务，除非事先获得了甲方书面的同意。

8. TERM AND TERMINATION (有效期和终止)

This Agreement shall take effect on the date of execution of this agreement and shall remain in full force and effect unless all Parties agree to terminate this Agreement.

本协议自签署之日起生效，除非经双方协商一致提前终止，本协议应当保留完全的效力和强制力。

9. PARTY A'S REMEDY UPON PARTY B'S BREACH (甲方因为乙方违约而应得到的救济)

In addition to the remedies provided elsewhere under this Agreement, Party A shall be entitled to all remedies permitted under PRC laws, including, without limitation, compensation for any direct and indirect loss arising from Party B's breach and legal fees incurred to recover

its losses from such breach.

除了本协议其他规定提供的救济外，甲方应当有权获得中国法律规定的所有救济，包括但不限于对产生于此类由乙方引起的违约直接或者间接引起的损失的补偿，以及为弥补损失而产生的法律费用。

10. AGENCY (代理)

The Parties are independent contractors, and nothing in this Agreement shall be construed to deem any of the Parties to be the agent, partner, legal representative, attorney or employee of the other Parties for any purpose whatsoever. No Party shall have the power or authority to bind the other Parties except as specifically set out in this Agreement.

各方为独立之签约人。并且本协议的任何规定不管任何原因均不得被解释为一方为另一方的代理人、合伙人、法定代表人、代表或者雇员等。除非本协议另有规定，任何一方均无权利或者授权去约束另一方。

11. GOVERNING LAW AND JURISDICTION (适用法和管辖)

11.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.

法律适用。本协议的适用法为中华人民共和国法律，并依据其进行解释。

11.2 Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the disputing Parties. Such negotiations shall begin immediately after a disputing Party has delivered to the other disputing Party(s) a written request for such negotiation. If, within ninety (90) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of any disputing Party with notice to the other disputing Party(s), be submitted to arbitration in China under the auspices of China International Economic and Trade Arbitration Commission ("CIETAC"). The disputing Parties shall jointly appoint a qualified interpreter for the arbitration proceeding and shall be responsible for sharing in equal portions the expenses incurred by such appointment. The arbitration proceeding shall take place in Shanghai, China. The outcome of the arbitration shall be final and binding and enforceable upon the disputing Parties.

仲裁。争议双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在争议一方向争议另一方递交请求协商的书面要求后立即进行。如果在通知发出后 90 天内争议仍无法通过协商解决，相关争议应当根据任一争议方向另一争议方发出的通知而提交中国国际经贸仲裁委员会（CIETAC）仲裁。争议各方应当联合任命一名合格的仲裁翻译并且对于由此产生的花费承担相同的比例。仲裁地为上海。仲裁裁决是终局性的，对争议双方均有约束力，并可根据其条款予以强制执行。

(a) Arbitration Language and Rules. Unless otherwise provided by the

arbitration rules of CIETAC, the arbitration proceeding shall be conducted in English. The arbitration tribunal shall be formed pursuant to the arbitration rules of CIETAC. The arbitration tribunal shall apply the arbitration rules of CIETAC in effect on the date of execution of this Agreement. However, if such rules are in conflict with Section 11 of this Agreement, then the terms of Section 11 of this Agreement shall prevail.

语言与适用法律。除非 CIETAC 的仲裁规则另有规定，仲裁使用英语。依据 CIETAC 仲裁规则组织仲裁庭。仲裁庭应当使用本协议签字时 CIETAC 有效的仲裁规则。但是，如果此类规则和本条款或本协议第十一节相冲突，应采用本协议第十一节相关条款的规定。

(b) Cooperation; Disclosure. Each disputing Party shall cooperate with the other disputing Party(s) in making full disclosure of and providing complete access to all information and documents requested by the other disputing Party(s) in connection with such proceedings, subject only to any confidentiality obligation binding on such Party(s).

合作；披露。除非受到保密义务的限制，根据争议另一方的要求，每一争议方应当和另一争议方合作以期提供完全地披露与相关法律程序有关的信息和文件。

(c) Jurisdiction. Judgment or award rendered by CIETAC may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

管辖权。仲裁委员会的裁决可以交予任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行裁决。

(d) Continuing Obligations. The disputing Parties shall continue their implementation of this Agreement during the period when the relevant dispute is being resolved.

持续之义务。在相关纠纷解决期间，争议各方应继续履行本协议。

12. ASSIGNMENT (转让)

No part of this Agreement shall be assigned or transferred by any Party without the prior written consent of the other Parties, and such assignment or transfer shall be automatically void, provided that Party A may assign its rights and obligations under this Agreement to an Affiliate without the consent of Party B or the Shareholders.

在没有得到另一方事先书面同意的情况下，本协议的任何一部份都不能转让。任何此类的转让都无效。但是甲方可以不需乙方或者股东的同意将其在本协议下的权利和义务转让给其关联方。

13. NOTICES (通知)

Notices or other communications required to be given by any Party pursuant to this

Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or prepaid mail or by a recognized courier service or by facsimile transmission to the address of the relevant Party or Parties set forth below or such other address of the Party or Parties as may be specified by such Party or Parties from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date, or the fourth (4th) day after the delivery date of an internationally recognized courier service; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到下列相关各方的地址或者双方不时通知的地址。通知有效送达的日期应当由以下条件决定：(a) 由专人递送的通知，在递交时视作有效送达；(b) 通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达；如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；(c)如果一份邮件是通过传真递送的，在相关文件传输确认单上显示的接受时间应当视作有效送达日期。

Party A Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方 郑州市兴德企业管理咨询有限公司
Address: Room. 1105, 11F, No. 11, Shang Wu Nei Huan Road,
Zhengdong New District, Zhengzhou City, China
地址：郑州市郑东新区商务内环路 11 号 11 层 1105 号
Attn: ZHU Yulong
联系人：朱玉龙
Fax:
传真：
Tel:
电话：

Party B: Pingdingshan Xulong Renewable Resource Co., Ltd.
乙方 平顶山市旭龙再生资源有限公司
Address:
地址：
Attn: ZHU Yulong
联系人：朱玉龙
Fax:
传真：
Tel:
电话：

14. GENERAL (一般条款)

14.1 The failure or delay in exercising a right or remedy under this Agreement shall

not be constituted as a waiver of the right or remedy, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of any right or remedy.

未主张、延迟主张权利或者救济不能被视作放弃本协议下其他权利和救济，并且对于部分权利和救济的主张不能阻止进一步权利和救济的主张。

14.2 Should any provision or any part of any provision contained in this Agreement be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Agreement shall remain in full force and effect.

如果本协议任何条款或者条款的某部分因为任何原因被宣布为无效或者无强制执行力，所有其他的条款或者条款的其他部分仍保持完全的效力。

14.3 This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.

本协议构成各方针对本协议主题事项的完整协议并且取代所有之前的协议。

14.4 No amendment or variation of this Agreement shall be valid unless it is in writing and executed by the Parties or their authorized representatives.

除非通过书面的方式并由各方或者各方代表签署，任何修正或者更改都无效。

15. This Agreement shall be executed in both English and Chinese in six (6) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

语言和协议的份数。本协议由中英语制作六份。各方持有一份，每份具有相同的法律效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGES]

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A: Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方： 郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人(签字)
Name: ZHU Yulong
姓名：朱玉龙
Title: Executive Director
职务：执行董事

PARTY B: Pingdingshan Xulong Renewable Resource Co., Ltd.
平顶山市旭龙再生资源有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人(签字)
Name: YOU, Yongjun
姓名：游永军
Title: Executive Director
职务：执行董事

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

Shareholders of Party B:
乙方的股东：

____
朱雷
ZHU, Lei
ID Card No.:
身份证号:

____
游永军
YOU, Yongjun
ID Card No.:
身份证号: